SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                October 26, 2004


                             FARADAY FINANCIAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      000-22236                 33-0565710
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)        (IRS employer
      of incorporation)                                      identification no.)

           175 South Main, Suite 1240, SLC, Utah            84111
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip code)


                                 (801) 502-6100
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 4 pages.

Item 8.01 Other Information

         On October 26, 2004, HomeNet Communications, Inc., a wholly owned subsidiary of Faraday Financial, Inc. announced plans to move its headquarters to Provo, Utah. That news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                   Description
                  ------                   -----------

                  99.1 News release relating to relocation of corporate headquarters



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   FARADAY FINANCIAL, INC.



Date: October 26, 2004                             By  /s/ Frank Gillen
                                                      ------------------------
                                                      Frank Gillen
                                                      President

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